SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Date of Prospectus: April 30, 2003

Date of Supplement: August 14, 2003

The following paragraph should be inserted under "Principal Risks" of the Prospectuses of the Ameritas Research Portfolio, Ameritas Growth With Income Portfolio, Ameritas Select Portfolio and Ameritas Small Company Equity Portfolio:

The Portfolio is non-diversified. Compared to other portfolios, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.

The following sentences should replace the second and third sentences under "General Information" in the Statement of Additional Information:

The Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Index 500 and Money Market Portfolios are diversified. The Research, Growth With Income, Select and Small Company Equity Portfolios are non-diversified.